EXHIBIT 10.2

EXECUTION VERSION

FOURTH AMENDMENT

FOURTH AMENDMENT, dated as of March 31, 2021 (this “Amendment”), by and among LATHAM POOL PRODUCTS, INC., a Delaware corporation (the “Borrower”), Latham International Manufacturing Corp., a Delaware corporation (“Holdings”), each lender party hereto as a consenting lender (collectively, the “Consenting Lenders”) and NOMURA CORPORATE FUNDING AMERICAS, LLC, as administrative agent (acting through one or more sub-agents or designees, in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to that certain Credit and Guaranty Agreement, dated as of December 18, 2018 (as amended by that certain First Incremental Facility Amendment, dated as of May 29, 2019, that certain Second Incremental Facility Amendment, dated as of October 14, 2020, and that certain Third Incremental Facility Amendment, dated as of January 25, 2021, the “Credit Agreement” and, as amended by this Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”), by and among the Borrower, Holdings, each other subsidiary of Holdings from time to time party thereto, each lender from time to time party thereto (the “Lenders”), the Administrative Agent and the other parties thereto, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

WHEREAS, pursuant to and in accordance with Section 11.01 of the Credit Agreement, the Borrower has requested certain amendments to the Credit Agreement and the Consenting Lenders, which constitute the Required Lenders, have agreed to such amendments in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.          Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.          Amendment to Credit Agreement. Subject to the satisfaction or waiver of the conditions set forth in Section 3 hereof, the Borrower, Holdings, the Administrative Agent and the Consenting Lenders, which constitute the Required Lenders, hereby agree that, on the Fourth Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as set forth in this Section 2.

(a)                Section 6.01 of the Credit Agreement is hereby amended by deleting clause (b) in its entirety and inserting the following in lieu thereof:

“(b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Holdings beginning with the first fiscal quarter ending after the Closing Date (or, with respect to the fiscal quarter ending March 31, 2019, 60 days), a consolidated and segmented balance sheet of Holdings and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of operations, shareholders’ equity and cash flows for such fiscal quarter and for the portion of the fiscal year then ended, setting forth, in each case, in comparative form, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal

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year and including a customary management’s discussion and analysis, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of Holdings and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; provided that for any fiscal quarter in which a Qualified IPO occurs during such fiscal quarter or within 45 days after the end of such fiscal quarter, the financial statements pursuant to this Section 6.01(b) shall not be required to be delivered until the date on which the financial statements for such fiscal quarter are required to be filed with the SEC;”

(b)                Section 6.01 of the Credit Agreement is hereby amended by deleting clause (c) in its entirety and inserting the following in lieu thereof:

“(c) prior to the consummation of a Qualified IPO, no later than the deadline for delivery of the financial statements in Section 6.01(a) and commencing with the deadline for the financial statements for the fiscal year ending December 31, 2021, forecasts prepared by management of the Borrower, a consolidated balance sheet, statements of operations and cash flow statements of Holdings and its Subsidiaries for the fiscal year after the fiscal year covered by such financial statements, which shall be prepared in good faith upon reasonable assumptions at the time of preparation), it being understood that actual results may vary from such forecasts and that such variations may be material; and”

(c)                Section 6.19 of the Credit Agreement is hereby amended by deleting Section 6.19 in its entirety and inserting the following in lieu thereof:

“Section 6.19 Lender Calls. Prior to the consummation of a Qualified IPO, following each delivery of the annual and quarterly financials pursuant to Section 6.01(a) and (b), host a conference call, at the time selected by Holdings and reasonably acceptable to the Administrative Agent, with the Lenders to review the financial information provided therein.”

SECTION 3.          Conditions to Effectiveness. The effectiveness of this Amendment and the amendments to the Credit Agreement set forth herein are each subject to receipt by the Administrative Agent of duly executed counterparts of this Amendment by Holdings, the Borrower, the Administrative Agent and the Lenders constituting the Required Lenders (the date on which such condition shall have been so satisfied, the “Fourth Amendment Effective Date”).

SECTION 4.          Continuing Effect; No Novation.

(a) Except as expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or any other Loan Document or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Fourth Amendment Effective Date, each

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reference in the Credit Agreement to “this Agreement”, “the Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement. This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents.

(b) The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 5.          Amendments; Execution in Counterparts. This Amendment, or any of the terms hereof, may not be amended, supplemented or modified, nor may any provision hereof be waived, except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Required Lenders. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Any signature to this Amendment and the other documents delivered in connection herewith may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.

SECTION 6.          GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, THE BORROWER, HOLDINGS, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, HOLDINGS, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO (EXCEPT THAT, (X) IN THE CASE OF ANY MORTGAGE OR OTHER SECURITY DOCUMENT, PROCEEDINGS MAY ALSO BE BROUGHT BY THE ADMINISTRATIVE AGENT IN THE STATE OR OTHER JURISDICTION IN WHICH THE RESPECTIVE MORTGAGED PROPERTY OR COLLATERAL IS LOCATED OR ANY OTHER RELEVANT JURISDICTION AND (Y) IN THE CASE OF ANY BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDINGS WITH RESPECT TO THE ADMINISTRATIVE AGENT, ANY L/C ISSUER OR ANY OTHER LENDER, ACTIONS OR PROCEEDINGS RELATED TO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN SUCH COURT HOLDING SUCH BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDINGS

SECTION 7.          WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE

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DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 8.          Legal Fees. The Borrower agrees to reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including the reasonable fees and reasonable documented out-of-pocket expenses of Milbank LLP, counsel to the Administrative Agent, in each case, in accordance with Section 11.04 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written

LATHAM POOL PRODUCTS, INC., as the Borrower

By:	/s/ Mark Borseth
Name: Mark Borseth
Title: Chief Financial Officer, Treasurer and Assistant Secretary

LATHAM INTERNATIONAL MANUFACTURING CORP., as Holdings

By:	/s/ Mark Borseth
Name: Mark Borseth
Title: Chief Financial Officer, Treasurer and Assistant Secretary

Signature Page to Fourth Amendment

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Administrative Agent

By:	/s/ Sean P. Kelly
Name: Sean P. Kelly
Title: Managing Director

Signature Page to Fourth Amendment

Nomura Corporate Funding Americas, LLC,
as a Consenting Lender

By:	/s/ Sean P. Kelly
Name: Sean P. Kelly
Title: Managing Director

Signature Page to Fourth Amendment

BCRED BARD PEAK FUNDING LLC,
BCRED CASTLE PEAK FUNDING LLC,
BCRED DENALI PEAK FUNDING LLC,
BCRED SIRIS PEAK FUNDING LLC,
BCRED SUMMIT PEAK FUNDING LLC, each as a
Consenting Lender
By: Blackstone Private Credit Fund, as sole member

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BLACKSTONE SECURED LENDING FUND, as a
Consenting Lender

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BGSL BRECKENRIDGE FUNDING LLC,
BGSL BIG SKY FUNDING LLC,
BGSL JACKSON HOLE FUNDING LLC, each as a
Consenting Lender
By: Blackstone Secured Lending Fund, as sole member

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO BROOME STREET LLC, as a Consenting Lender
By: GSO Orchid Fund LP, its member
By: GSO Orchid Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Signature Page to Fourth Amendment

DIAMOND CLO 2018-1 LTD.,
DIAMOND CLO 2019-1 LTD., each as a Consenting Lender
By: Blackstone Alternative Credit Advisors LP, as Collateral Manager

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

EMERALD DIRECT LENDING 2 LIMITED PARTNERSHIP, as a Consenting Lender
By: Blackstone Alternative Credit Advisors LP as investment manager

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BXC JADE SUB 1 LLC, as a Consenting Lender
By: BXC Jade Topco 1 LP, its sole member
By: BXC Jade Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BXC JADE SUB 2 LLC, as a Consenting Lender
By: BXC Jade Topco 2 LP, its sole member
By: BXC Jade Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BXC JADE SUB 3 LLC, as a Consenting Lender
By: BXC Jade Topco 3 LP, its sole member
By: BXC Jade Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Signature Page to Fourth Amendment

BXC JADE SUB 4 LLC, as a Consenting Lender
By: BXC Jade Topco 4 LP, its sole member
By: BXC Jade Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO ORCHID FUND LP, as a Consenting Lender
By: GSO Orchid Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

Signature Page to Fourth Amendment

BRYANT PARK FUNDING ULC, as a Consenting
Lender

By:	/s/ Irfan Ahmed
Name: IRFAN AHMED
Title: Authorized Signatory

Signature Page to Fourth Amendment

GEM 1 Loan Funding LLC , as a Consenting Lender
By: Citibank N.A.,

By:	/s/ Mitesh Bhakta
Name: Mitesh Bhakta
Title: Associate Director

By:
Name:
Title:

Signature Page to Fourth Amendment

Goldman Sachs Bank USA, as a Consenting Lender

By:	/s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

Signature Page to Fourth Amendment

PL MOUNT POWELL NON-ECI LLC, as a Consenting Lender

PINEY LAKE CAPITAL MANAGEMENT LP, as the Collateral Manager

By:	/s/ Michael B. Lazar
Name: Michael B. Lazar
Title: President

PL EAGLES NEST ECI LLC, as a Consenting Lender

PINEY LAKE CAPITAL MANAGEMENT LP, as the Collateral Manager

By:	/s/ Michael B. Lazar
Name: Michael B. Lazar
Title: President

Signature Page to Fourth Amendment

FMAP SOC Limited

Silver Rock Opportunities Fund I LP

SRF Plan Assets Opportunistic Credit Fund LP, as a Consenting Lender

By: Silver Rock Financial LP as investment manager

By:	/s/ Patrick Hunnius
Name: Patrick Hunnius
Title: General Counsel & CCO

Signature Page to Fourth Amendment